SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8 - K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) - April 30, 1997



                            COLLECTIVE BANCORP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                   0-17515                   22-2942769
      (State or other              (Commission              (I.R.S. Employer
jurisdiction of incorporation)     File Number)             Identification No.)


              716 West White Horse Pike, Cologne, New Jersey 08213
               (Address of principal executive offices, zip code)


                                  609-625-1110
              (Registrant's telephone number, including area code)

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Item  5.  Other Events


         In April 1997, the Registrant publicly reported its results of operations for the three and nine-month periods ended March 31, 1997. Filed herewith is a portion of the financial statements and notes thereto for such periods that will be included in the Registrant's Form 10-Q for the quarterly period ended March 31, 1997. The financial information contained herein will be included in a Form S-4 registration statement to be filed by Summit Bancorp. in connection with the Agreement and Plan of Merger, dated February 27, 1997, between the Registrant and Summit Bancorp.

Item 7.  Financial Statements and Exhibits
           (c) Exhibits

              (27)  Financial Data Schedule

              (99)  Financial Statements of Collective Bancorp, Inc. and
                    Subsidiary:

                  .1 Statements of Consolidated Financial Condition as of
                     March 31, 1997 and  June 30, 1996.

                  .2 Statements  of  Consolidated  Operations  for the three months ended March 31, 1997 and 1996 and the nine months ended March 31, 1997 and 1996.

                  .3 Notes to Consolidated Financial Statements.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                   Collective Bancorp, Inc.
                                                   -------------------------
                                                         (Registrant)



Date:  April 30, 1997                              BERNARD H. BERKMAN
                                                   ------------------
                                                   Bernard H. Berkman
                                                   Executive Vice President and
                                                   Chief Accounting Officer